1 Bull or Bear? The Great Debate Rahm vs. Jung Mosaic AgCollege Orlando, FL January 12, 2016 Dr. Michael R. Rahm Vice President Market and Strategic Analysis Andy Jung Director Market and Strategic Analysis

2 Safe Harbor Statement This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Wa’ad Al Shamal Phosphate Company (also known as the Ma’aden joint venture), the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and Mosaic’s ammonia supply agreements with CF; repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the ability of the Ma’aden joint venture to obtain additional planned funding in acceptable amounts and upon acceptable terms, the timely development and commencement of operations of production facilities in the Kingdom of Saudi Arabia, the future success of current plans for the Ma’aden joint venture and any future changes in those plans; difficulties with realization of the benefits of the long term ammonia supply agreements with CF, including the risk that the cost savings from the agreements may not be fully realized or that the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of these agreements becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; the effect of future product innovations or development of new technologies on demand for our products; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including expansion of the types and extent of water resources regulated under federal law, greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, or the costs of the Ma’aden joint venture, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward- looking statements.

3 Course Description Bull or Bear? The Great Debate Rahm vs. Jung This course pits Mosaic’s two veteran analysts in three informal and somewhat irreverent debates about the agricultural commodity, phosphate and potash outlooks. Based on a coin toss, one analyst will argue the bull case while the other will argue the bear case, with the audience ultimately deciding the most convincing and winning argument.

4 Results from last year Bullish 37% Bearish 63% Agriculture Sentiment Bullish 35% Bearish 65% Potash Sentiment Bullish 55% Bearish 45% Phosphate Sentiment 225 250 275 300 325 350 375 400 425 450 Jan-15 Apr-15 Jul-15 Oct-15 $ ST P-K Prices fob NOLA Barge DAP Potash Source: Argus FMB8.00 8.25 8.50 8.75 9.00 9.25 9.50 9.75 10.00 10.25 10.50 3.50 3.75 4.00 4.25 4.50 4.75 5.00 5.25 5.50 5.75 6.00 2015-01 2015-04 2015-07 2015-10 Soybeans $ Bu$ Bu Corn/Soybean/Wheat Prices Monthly Average of Daily Close of Front Month Contract Corn HRW Wheat Soybeans Source: CME

5 Debate 1 Agricultural Commodity Outlook

6 The Bull Case: Agricultural commodities are not iron ore (Six Minutes)

7 Agricultural commodities are not iron ore 1. No structural imbalance – just weather driven volatility 2. Mother Nature may not be as kind 3. A great demand story: global use now matches the step-up in production 4. Minimal demand impact from current macroeconomic/political headwinds 5. The funds are short

8 No structural imbalance – just weather driven volatility  Grain and oilseed prices have declined since 2014 Q1, but by much less than energy and metals prices. Fundamentals remain solid for most agricultural commodities.  For example, the world excluding China will consume more grains and oilseeds than was harvested in 2015. Stocks as a percentage of use continue to fluctuate around 17% depending on the whims of Mother Nature.  Technological advances such as the development of hydraulic fracturing are driving structural changes in global energy markets. Oil prices have plunged 65% from 2014 Q1 values.  Over-investment in new capacity coupled with a slowdown in the Chinese economy also are forcing structural changes in several metals markets. Iron ore prices have plummeted 65% since 2014 Q1. 14% 15% 16% 17% 18% 19% 20% 21% 22% 23% 200 225 250 275 300 325 350 375 400 425 00 01 02 03 04 05 06 07 08 09 10 11 12 1314E15F PercentMil Tonnes World Less China Grain and Oilseed Stocks Stocks Percent of Use Source: USDA 30 40 50 60 70 80 90 100 110 120 2014 2015 2016 Index Source: CRB Commodity Prices 2014 Q1=100 Oil WTI Iron Ore Corn Soybeans HRW Wheat

9 Mother Nature may not be as kind  A wide range of outcomes are possible in 2016/17 depending on Mother Nature. A trend yield and 2% demand growth results in no stock change. 2.5 2.6 2.7 2.8 2.9 3.0 3.1 3.2 3.3 800 820 840 860 880 900 920 940 960 00 01 02 03 04 05 06 07 08 09 10 11 12 1314E15F MT/HAMil Tonnes World Grain and Oilseed Area and Yield Harvested Area Yield Linear (Yield) Source: USDA 606 579 494 407 469 461 423 434 510 566 546 533 520 590 651 660 350 400 450 500 550 600 650 700 750 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15E16F Mil Tonnes World Grain & Oilseed Stocks Actual/Estimate Mosaic Range Mosaic Medium Scenario Source: USDA and Mosaic 2016/17 Grain and Oilseed Scenario Assumptions Low Medium High Harvested Area Change -0.25% 0.00% 0.25% Yield Deviation from Trend* Largest Negative At Trend Largest Positive Demand Growth 1.75% 2.00% 2.25% * Trend yield for 2000/01 to 2014/15 crop years. Source: Mosaic  Global grain and oilseed stocks rise and fall as a result of year-to-year variations in yields.  Global stocks dropped for three straight years from 2009/10 to 2012/13 due to a string of below- trend yields.  The combination of a step-up in harvested area and above trend yields resulted in rapid rebuilding of inventories in 2013/14 and 2014/15.  A near-trend yield in 2015/16 has resulted in a only a small projected stock build this year.

10 Global use now matches the step-up in production  We expect a minimal demand impact from current economic headwinds and political uncertainties.  Grain and oilseed demand increases at a fairly consistent rate. The rate typically slows only as a result of a smaller-than-expected harvest and run- ups in prices (e.g. 2012/13).  Despite concerns about a slowdown of the Chinese economy, soybean imports are expected to register another gain in 2015/16.  Global grain and oilseed production took a giant step up following the price spike in 2012/13.  Farmers planted more area and applied better technology to crops. That combined with a cooperative Mother Nature resulted in the step-up in the global harvest to around 3.0 billion metric tonnes during the last three years.  The good news is that demand has caught up to supply. Large harvests that resulted in big stock builds during the previous two years now are required to meet projected demand! 2.0 2.2 2.4 2.6 2.8 3.0 3.2 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E15F Bil Tonnes World Grain and Oilseed Production and Use Production Use Source: USDA 13 10 21 17 26 28 29 38 41 50 52 59 60 70 78 81 0 10 20 30 40 50 60 70 80 90 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F Mil Tonnes China Soybean Imports Source: USDA

11 The funds are short -300 -200 -100 0 100 200 300 400 500 Jan '11 Jan '12 Jan '13 Jan '14 Jan '15 000's Contracts Source: CFTC Net Position of Managed Funds (Data through December 29, 2015) Corn Soybeans

12 The Bear Case: Still several worrisome developments (Six Minutes)

13 Still several worrisome developments 1. Large stocks and prospects for another bumper crop in 2016 2. The strong dollar will continue to weigh on agricultural commodity prices 3. The new Argentine government has unlocked its large inventories 4. Policy changes are curbing China’s import appetite 5. Continued fallout from energy and metals market

14 Large stocks and prospects for another bumper crop  Global grain and oilseed inventories climbed to highest level ever recorded at the end of 2014/15. And stocks are projected to nudge higher in 2015/16. Oilseed inventories are at high levels.  Upcoming crop prospects continue to look positive. Southern Hemisphere crops are in reasonably good shape despite the strong El Niño. The Northern Hemisphere planting season likely will get off to an early start if El Niño conditions persist. Predictions of a slow transition to La Niña reduce the odds of a Northern Hemisphere drought this year. 0 5 10 15 20 25 30 0 100 200 300 400 500 600 70 75 80 85 90 95 00 05 10 15 PercentMil Bu U.S. Soybean Stocks Mil Bu Percent of Use Source: USDA 606 579 494 407 469 461 423 434 510 566 546 533 520 590 651 660 350 400 450 500 550 600 650 700 750 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15E16F Mil Tonnes World Grain & Oilseed Stocks Actual/Estimate Mosaic Range Mosaic Medium Scenario Source: USDA and Mosaic 15.0% 17.5% 20.0% 22.5% 25.0% 27.5% 30.0% 32.5% 20 30 40 50 60 70 80 90 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 PercentMil Tonnes World Soybean Stocks Stocks Percent of Use Source: USDA

15 A strong dollar will continue to weigh on agricultural commodity prices  There is a negative correlation between the value of the dollar and commodity prices.  For highly traded commodities, a strong dollar increases export supply from non-U.S. producers and decreases import demand from non- U.S. consumers – thus putting pressure on the dollar price.  Based on the historical relationship between the dollar and commodity prices, a January 2016 dollar index of roughly 99 typically correlates to a commodity price index of about 230 vs. the current reading of about 380.  Expect a strong dollar to continue to weigh on commodity prices including agricultural commodities. 100 200 300 400 500 600 700 70 80 90 100 110 120 TR-CCI U.S. Dollar Index Commodity Price Index vs. U.S. Dollar Index Monthly Averages from 1995 to 2015 Source: TR and ICE 2015 January 2016

16 Argentina and China pose significant risks  China has built large corn inventories as a result of high domestic support prices. High domestic corn prices have caused record imports of corn substitutes such as DDGs and sorghum.  China reduced its domestic corn price support 10% on September 18, 2015 to make domestic corn more competitive for feed and other uses. This is expected to dampen import demand for corn substitutes and weigh on agricultural commodity prices.  Argentina has built large grain and oilseed stocks. Farmers have hoarded grain as a hedge against inflation and devaluation.  The Maurcio Macri government has allowed the peso to devalue ~30% since mid-December.  The new government also eliminated the corn (20%) and wheat (23%) export taxes and has reduced the soybean export tax from 35% to 30% as part of a multi-year plan to phase out the tax. 10.0 15.0 20.0 25.0 30.0 35.0 40.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 Mil Tonnes Argentina Stocks Leading Grain and Oilseed Crops Source: USDA 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 10 20 30 40 50 60 70 80 90 100 110 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 PercentMil Tonnes China Corn Stocks Stocks Percent of Use Source: USDA

17 Continued fallout from energy and metals markets  Agricultural commodity prices are expected to continue to be negatively impacted by fallout from energy and metals markets.  For example, corn and oil prices are positively correlated due to biofuels and other linkages. While there is significant noise in the relationship, $35 bbl oil typically correlates with sub-$3.00 bu corn. y = 0.0375x + 1.5747 R² = 0.6073 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Corn Price ($ bu) Oil Price ($ bbl) Corn vs. Oil Prices Monthly Average of Daily Close of Nearby Option 1990-2016 Source: CRB & Mosaic

18 Your Vote Agricultural Commodity Price Outlook

19 Are you Bearish, Neutral or Bullish from current levels? 1. Bearish 2. Neutral 3. Bullish

20 Debate 2 Phosphate Outlook

21 The Bull Case: Just seasonality not cyclicality (Six Minutes)

22 Just seasonality, not cyclicality 1. Profitable farm economics and affordability underpin solid demand prospects 2. Indian demand appears back on track 3. Supply outages at key facilities are expected to continue this year 4. Large Chinese tonnage will find homes again this year 5. Raw materials costs have bottomed

23 Farmers understand the value of proper crop nutrition  Our fertilizer affordability index shows phosphate fertilizers (relative to grain and oilseed prices) are in line with historical norms  Farm economics for high-yield operations also appeared poised for improvement with lower input costs this year 0.50 0.60 0.70 0.80 0.90 1.00 1.10 1.20 1.30 1.40 1.50 05 06 07 08 09 10 11 12 13 14 15 DAP Affordability DAP Price Index / Crop Price Index Affordability Metric DAP Average Source: Weekly Price Publications, CME, USDA, AAPFCO, Mosaic Plant Nutrient Affordability Ratio 0.67 0.67 0.70 0.83 0.74 Crop Price Index 164 164 164 189 238 Plant Nutrient Price Index 111 111 115 158 171 DAP Affordability Ratio 0.90 0.90 0.96 1.01 0.89 MOP Affordability Ratio 0.85 0.85 0.89 1.04 0.92 Urea Affordability Ratio 0.52 0.52 0.54 0.68 0.61 Source: Weekly Price Publications, CME, USDA, AAPFCO, Mosaic Index Current Week Prior Week Prior Month Prior Year Avg Since 2010 Index data through January 8, 2016 $0 $200 $400 $600 $800 $1,000 07/08 09/10 11/12 13/14 15/16E $ Acre Source: Iowa State University, USDA and Mosaic Estimated Return After Variable Cost for a U.S. Midwest High Yield Farm Operation Soybeans Corn Corn Following Corn

24 Indian demand appears back on track, as long as government doesn’t drastically change subsidies  Indian imports have surged thus far in 2015/16 - expected to finish the fertilizer year at circa 6 million tonnes… - …despite a second consecutive poor monsoon We anticipate that the distribution and retail channels have/will build inventories this year, leading to a slight downtick in import volumes in 2016/17 - Aided by lower phosphoric acid contract prices which could promote a small increase in domestic production  India’s fiscal situation is benefitting from the dramatic fall in hydrocarbon prices, which should limit any potential cuts to current subsidy levels  A normal monsoon season is forecast for later this year 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 YTD 17 Mil Tonnes India DAP Imports Actual Forecast Source: FAI, Mosaic Fertilizer Year Ending March 31 Base Case Scenario 2015/16 DAP Subsidy Analysis US$ INR DAP Contract Price c&f India $408 27,254 plus Duty, Taxes, Insurance 1 $26 1,734 plus Bogey to Retail 2 $42 2,800 Estimated Importer Cost to Retail Plant $476 31,788 less Subsidy 3 $185 12,350 Estimated Cost Retail Plant After Subsidy $291 19,438 Maximum Retail Price (MRP) $344 23,000 Implied Importer Margin $53 3,562 Rupee/US$ Rate = 66.8 1 Duty, Taxes, Insurance Paid - Duty: 5.05%. Insurance: 45-69 INR/MT Countervailing Duty: 1%. Education Assessment: 3% on CVD. 2 Handling, Bagging, Transport, etc. 3 Excluding primary and secondary freight subsidy INR/$

25 We expect a number of production outages around the world to persist in 2016  Map of world with highlighted countries describing facility restart GCT (Tunisia) rock production disruptions (~250k) Syrian war causes rock, and thus TSP disruptions (~150k) ICL (Israel) fire on superphos. production line (~50k) JPMC (Jordan) intermittent technical issues (~100k) Foskor (South Africa) technical fault and labor strike (~100k) Fertinal (Mexico) Rock production disruptions (~75k) MissPhos Closed (~500k) PotashCorp Suwanee R. Closed (~425k) Agrium Redwater extended turnaround in 1H, Mosaic turnarounds, Simplot extended turnaround in 1H (~275k) (Total = ~1,200k) ICS (Senegal) production issues (~75k) All tonnage values (high-analysis phosphate fertilizer equivalent) were estimated by Mosaic based on facility capacity and market news UralChem lower operating rate due to rock dispute in 1H (~150k) Phosagro lower operating rate due to sulphur dispute in 2H (~50k) We estimate that production was reduced in 2015 (of high-analysis phosphate fertilizer equivalent) versus the prior year due to various issues – closed, turnarounds, or supply disruptions – by ~2.2 million tonnes

26 Don’t expect another increase in Chinese availability  Chinese commodity export volumes can go down as well as up - A recent (and related) example is Chinese phosphate rock exports - Peaked at nearly 5 million tonnes in 2001, but now are just ~300,000 tonnes per annum (a drop of over 90%)  Lower international prices, coupled with the imposition of VAT has made some smaller, less-efficient plants uneconomic - This is particularly notable for off-spec DAP/MAP producers (e.g. 11-44-0)  Just last week we’ve seen announcements of shutdowns and extended turnarounds from the Chinese phosphate majors… - …citing poor production economics 0.0 1.0 2.0 3.0 4.0 5.0 6.0 95 97 99 01 03 05 07 09 11 13 15F Mil Tonnes China Phosphate Rock Exports Actual Forecast Source: China Customs, Mosaic 0.0 2.0 4.0 6.0 8.0 10.0 12.0 95 97 99 01 03 05 07 09 11 13 15F Mil Tonnes China DAP/MAP/TSP Exports Actual Forecast Source: China Customs, Fertecon, Mosaic {From 1995-2005, China imported an average of 4.0mmt per annum}

27 100 150 200 250 300 350 400 09 10 11 12 13 14 15 $ ST Weekly DAP Stripping Margin Calculated from Published Spot Prices for a Central Florida Plant Source: Fertecon, Green Markets and Mosaic Raw material costs could be at/near the bottom, and stripping margins are exhibiting typical seasonal low  It is the norm for stripping margins to find their seasonal low in late-Q4, though this low appears to be forming in early- Q1 this season  Deep lows have historically led to steeper recoveries  Raw materials could provide the impetus for some phosphate price recovery in Q1… - e.g. Shutdowns at some higher-cost ammonia facilities have already taken place (e.g. Ukraine) …While phosphate production curtailments are also possible due to today’s weak economics - Some announcements already made (e.g. China) - Could quickly tighten the market * Theoretical Central Florida plant requiring 0.37LT sulphur and 0.23 tonnes ammonia per ton of DAP, with assumed sales prices split 55%, 40% and 5% between the Tampa, Central Florida and NOLA published benchmarks, respectively. We believe this to be a fair representation of DAP production economics. Data through January 8, 2016

28 The Bear Case: Supply is inching ahead of demand (Six Minutes)

29 Supply is inching ahead of demand 1. Less-profitable farm economics will constrain demand growth this year 2. Prospects in Brazil remain uncertain due to the economic/political situation 3. Record-shattering Chinese exports likely will continue in 2016 4. Fewer supply disruptions are expected this year 5. Raw materials costs will decline some more

30 Farm economics are under strain  US net cash farm income shows a precipitous 28% drop in 2015, to lowest level since 2009.  US net farm income (which includes items such as depreciation) showed an even more substantial drop of 36% y- o-y, to the lowest level since 2006.  Unsurprisingly, farm leverage has increased, and it could rise further if land values move lower 6% 8% 10% 12% 14% 16% 18% 20% 22% 0 20 40 60 80 100 120 140 160 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14 Debt:Asset Ratio Bil $ U.S. Farm Sector: Net Cash Income Government Payments Market Debt:Asset Ratio Source: USDA

31 Brazil’s macroeconomic and political uncertainties will continue to impede demand growth  Corruption and macro issues persist - President Dilma impeachment saga continues - Corporate/government scandals continue - Exchange rate weakness, volatility and credit availability issues continue  Through November, high-analysis phosphate imports were 11% below last year’s level - (i.e. have retreated to 2013 levels) 0.0 1.0 2.0 3.0 4.0 5.0 95 97 99 01 03 05 07 09 11 13 15 YTD Mil Tonnes P2O5 Brazil Phosphate Shipments Actual Forecast Source: ANDA, Mosaic 0.0 1.0 2.0 3.0 4.0 5.0 6.0 95 97 99 01 03 05 07 09 11 13 15 YTD Mil Tonnes Brazil DAP/MAP/MES/TSP Imports Actual Forecast Source: ANDA, Mosaic Excludes off-spec MAP 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3.75 4.00 05 06 07 08 09 10 11 12 13 14 15 16 Reais/USD Brazilian Real Monthly Average of Daily Rate Source: Forex Data through January 8, 2016

32 Chinese exports exceeded expectations once again in 2015 and could keep global supplies loose in 2016  Step-changes in Chinese high- analysis phosphate exports the past two years: - +52% in 2014 - +25% in 2015 (aided by removal of high-tax windows, replaced by a lower, year-round flat tax)  Impact of the VAT imposed from September 1 has been offset by currency devaluation - Exporters of high-analysis products have to date remained competitive in international markets even as phosphate prices have fallen  If macroeconomic issues continue to pressure the RMB lower, Chinese phosphate exports could move higher in 2016 (albeit more modestly than in the previous two years) - Lower raw material sulphur prices would also provide a tailwind to phosphate export volumes 0.0 2.0 4.0 6.0 8.0 10.0 12.0 95 97 99 01 03 05 07 09 11 13 15F Mil Tonnes China DAP/MAP/TSP Exports Actual Forecast Source: China Customs, Fertecon, Mosaic {From 1995-2005, China imported an average of 4.0mmt per annum} 5.00 5.50 6.00 6.50 7.00 7.50 8.00 8.50 9.00 05 06 07 08 09 10 11 12 13 14 15 16 RMB/USD Chinese RMB Monthly Average of Daily Rate Source: Forex Data through January 8, 2016

33 Continued weakness in raw material costs could continue to hold down phosphate prices  Global ammonia prices continue to trade lower - Driven by lower oil/gas prices… - …as well as weaker supply/demand fundamentals - January ammonia (c&f Tampa) at $350/tonne is at a six-year low - With several new world-scale projects slated for commissioning this year (and likely continuation of low natural gas prices globally), ammonia pricing could fall even lower in 2016.100 200 300 400 500 600 700 800 13 14 15 $ MT Weekly Ammonia Prices c&f Tampa Source: Fertecon 0 50 100 150 200 250 300 13 14 15 $ LT Weekly Sulphur Prices c&f Tampa Source: Green Markets Data through January 8, 2016  Global sulphur supplies are expected to expand significantly in 2016 – though most notably in the 2nd half of the year – with the commissioning of new projects in the Middle East…while demand is rather tepid - It seems reasonable to conclude that prices could fall to the ~$75/lt level seen just two years ago (the $35/lt drop from current levels would imply a reduction in DAP production costs of ~$14/t

34 Your Vote Phosphate Price Outlook

35 Are you Bearish, Neutral or Bullish from current levels? 1. Bearish 2. Neutral 3. Bullish

36 Debate 3 Potash Outlook

37 The Bull Case Fundamentals are stronger than current sentiment (Six Minutes)

38 Fundamentals are stronger than current sentiment 1. Less price pressure from the collapse of key potash currencies 2. Positive demand drivers and outlook 3. Supply and demand not grossly out of line 4. No major capacity additions in 2016 (including the K+S Legacy project) 5. No disruptive Canpotex proving runs this year

39 Less price pressure from the collapse of currencies Two root causes of 2015 price decline  First, the collapse of key potash currencies sharply reduced the cost of production for major exporters and significantly increased the price for key importers. This put strong downward pressure on the dollar price of potash throughout the year.  Second, global MOP shipments dropped 4.0 million tonnes mainly due to large channel inventory builds in 2014.  Our view is that the price decline last year was not the result of a gross structural supply/demand imbalance. There was no collapse in demand (like 2009) and there is far less operational capacity than most analyst estimates. 200 250 300 350 400 450 500 13 14 15 16 $ Tonne $ Ton Muriate of Potash Prices Blend Grade c&f Brazil Std Grade c&f SE Asia Blend Grade fob NOLA Source: Argus FMB

40 Less price pressure from the collapse of currencies  At the same time, the rate of inflation has picked up in several of these countries. In the case of Russia, inflation spiked to 11.4% in 2014 and to 13.5% in 2015.  Inflation is expected to boost local costs and eventually offset some of the currency windfall of Russian and other potash exporters.  The rate of depreciation of some key potash currencies declined in 2015. In the case of Russia, the ruble depreciated 42% in 2014. The rate slowed to 19% in 2015.  However, the ruble declined 2% during the first week of 2016 in response to concerns about the Chinese economy and its potential impact on commodity prices - especially oil. 6 7 8 9 10 11 12 13 14 2013 2014 2015 Percent Source: IMF Russia Consumer Price Inflation 20 30 40 50 60 70 80 13 14 15 16 R/USD Russian Ruble Monthly Average of Daily Rate Source: Forex

41 Less price pressure from the collapse of currencies  The combination of a slowdown in the rate of decline of the ruble and the steady decline in potash prices in 2015 has caused the ruble price to drop from its extraordinary peaks in late 2014.  Higher ruble costs of production also will squeeze margins further.  The ruble price of potash spiked in 2014 as a result of a rebound in potash prices and the collapse of the ruble.  All major potash exporters benefited from weaker currencies. This was, in our view, the most important factor weighing on prices during 2015 (much like the drop in nitrogen feedstock costs). 10000 11500 13000 14500 16000 17500 19000 20500 22000 23500 250 275 300 325 350 375 400 425 450 475 13 14 15 16 Rubles TonneUS$ Tonne Potash Price c&f Brazil Port US$ Tonne Rubles Tonne 10000 12500 15000 17500 20000 22500 25000 200 250 300 350 400 450 500 13 14 15 16 Rubles TonneUS$ Tonne Potash Price fob NOLA Barge US$ Tonne Rubles Tonne Source: Argus FMB & CRB Source: Argus FMB & CRB

42 Positive demand drivers and outlook  Not the 2000s boom nor the 1980s farm crisis!  2016 new crop corn/soybean/HRW wheat prices continue to trade in a fairly narrow channel around $4/$9/$5 per bushel.  Moderate crop prices plus lower energy and plant nutrient costs equals continued strong input use.  Three bumper global harvests have removed large amounts of crop nutrients from soils.  Plant nutrient affordability continues to improve and underpins decent demand prospects.  The index registered .67 at the start of 2016, down from .83 a year earlier. The drop resulted from the plant nutrient price index declining faster than the crop price index during 2015.  The current plant nutrient price index is down 30% while the crop price index is off 13% from readings a year ago. The drop in nitrogen prices accounts for the largest share of the decline. 0.50 0.60 0.70 0.80 0.90 1.00 10 11 12 13 14 15 Plant Nutrient Affordability Plant Nutrient Price Index / Crop Price Index Affordability Metric Average 2010-14 Source: Weekly Price Publications, CME, USDA, AAPFCO, Mosaic 1.00 2.00 3.00 4.00 5.00 6.00 7.00 S O N D J F M A M J J A US$ BU New Crop Corn Price Daily Close of the New Crop Contract (Sep 1 - Aug 31) 2016 2015 2013 1987 Source: CME

43 Positive demand drivers and outlook  The current soybean price is 35 reais per bushel, greater than the 2007/08 and 2012/13 Everest-like peaks!  Despite credit issues and other uncertainties, we expect continued expansion of planted area and input use because the increase in real revenue from export sales of soybeans far outweighs the increase in the real cost of potash imports.  The collapse of local currencies in other key potash importing and agricultural commodity exporting countries such as Indonesia, Malaysia and Thailand also is expected to have a net positive impact on potash demand. 15 19 23 27 31 35 7 9 11 13 15 17 07 08 09 10 11 12 13 14 15 16 Reais Bu US$ Bu Source: CME and CRB Soybean Price Front Month Contract US$ Bushel Reais Bushel FX Impacts Cut Both Ways: Brazil Soybean Prices

44 Positive demand drivers and outlook  Global MOP shipments surged 9 mmt to 63 mmt in 2014 for several reasons.  We estimate that shipments dropped about 4 mmt to 59 mmt in 2015 due to a drawdown of channel inventories and less-than-expected demand in some countries.  If on target, estimated shipments last year still ranked as the second largest on record by more than 3 mmt!  We forecast that shipments will rebound to 61-63 in 2016 due to continued positive economic and agronomic demand drivers.  Nearly all of the top six consuming regions are expected to register gains this year. 61-63 25 30 35 40 45 50 55 60 65 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15E16F Global Potash ShipmentsMil Tonnes KCl Source: CRU and Mosaic

45 Supply and demand not grossly out of line  We estimate that global operational capacity totals about 69 mmt this year and that shipments will rebound to 62 mmt or 90% of true capacity.  Producers are optimizing operations to meet demand (e.g. Mosaic).  No major capacity additions in 2016 (including the K+S Legacy project).  No disruptive Canpotex proving runs this year.60% 65% 70% 75% 80% 85% 90% 95% 100% 0 10 20 30 40 50 60 70 80 10 11 12 13 14 15E 16F Op RateMMT KCl Source: Company Reports, CRU and Mosaic Global Potash Capacity, Production and Operating Rate Capacity Production Op Rate

46 The Bear Case Still the same concerns (Six Minutes)

47 Still the same concerns 1. Continued price pressure from weak potash currencies 2. Still above-average inventories throughout the supply chain 3. Uncertain demand outlook due to the prospect of another step down in crop prices, lower farm income, and lack of credit 4. Chinese contract negotiations could drag out deep into 2016 5. The perception of large excess capacity and the expectation that the K+S Legacy will start up mid-2016

48 Continued price pressure from weak potash currencies  The local currency price of potash remains at near record levels in many key importing countries despite the large drop in the prices last year.  Continued weak currencies coupled with other issues such as a lack of credit is expected to constrain import demand and continue to pressure prices.  Welcome to 2016! As noted in the bullish argument, a strong dollar increases export supply and decreases import demand and puts downward pressure on the dollar price of commodities.  The prospect of further depreciation of key potash currencies is expected to keep suppliers competing aggressively for new business. 500 600 700 800 900 1000 1100 1200 250 300 350 400 450 500 550 600 10 11 12 13 14 15 16 Reais Tonne US$ Tonne Source: Argus FMB and CRB MOP Price c&f Brazil Port US$ Tonne Reais Tonne 1000 1750 2500 3250 4000 4750 5500 6250 250 300 350 400 450 500 550 600 10 11 12 13 14 15 16 BR Tonne US$ Tonne Source: Argus FMB and CRB MOP Price c&f Brazil Port US$ Tonne Belarussian Rubles Tonne

49 Uncertain demand outlook  Although global MOP shipments dropped last year, statistics and anecdotal evidence indicate that inventories likely are at above-average levels throughout the supply chain.  In particular, visible Chinese inventories look well above-average due to a spurt of imports in Q4 as well as another bump in domestic output. As a result, closely-watch 2016 contract negotiations could drag out deep into 2016.  Demand prospects remain uncertain for several reasons. Agricultural commodity prices have declined from the lofty levels of the last several years, and that is translating into lower net cash farm income. Farmers in some countries may plant less area and apply less inputs.  Economic and political upheavals in some countries such as Brazil have reduced credit availability and have constrained input use. 0 20 40 60 80 100 120 140 80 85 90 95 00 05 10 15F Bil $ U.S. Net Cash Farm Income Source: USDA 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 05 06 07 08 09 10 11 12 13 14 15 16 $ Bu Corn Prices Monthly Average of Daily Close of Front Month Contract Source: CME

50 The perception of large excess capacity  Nearly all consultants show large excess potash capacity for the remainder of this decade.  For example, CRU projects that MOP capacity will top 100 million tonnes by 2020 and demand will grow to a bit more than 72 million tonnes during the same period.  As a result, CRU and other analysts and consultants project global operating rates in the 70%-75% range through 2020.  The maximum output that the industry could produce in 2016 is much less than 85 million tonnes, and it is highly unlikely that the industry could produce 100 million tonnes in 2020. However, perception is reality and the notion of large excess capacity continues to impact expectations. 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% 0 10 20 30 40 50 60 70 80 90 100 110 05 06 07 08 09 10 11 12 13 14 15E16F17F18F19F20F Op RateMMT KCl Source: CRU August 2015. CRU Global Capacity, Production and Op Rate Capacity Production Operating Rate

51 Your Vote Potash Price Outlook

52 Are you Bearish, Neutral or Bullish from current levels? 1. Bearish 2. Neutral 3. Bullish

53 Three Market Questions

54 Question #1 How would you rate last fall’s P&K application season in NA? 1. Far below average 2. Below average 3. Average 4. Above average 5. Far above average

55 Question #2 How well stocked is the NA potash distribution channel? 1. Far below average 2. Below average 3. Average 4. Above average 5. Far above average

56 Question #3 How well stocked is the NA phosphate distribution channel? 1. Far below average 2. Below average 3. Average 4. Above average 5. Far above average

57 Question #4 Are you concerned about logistics this winter/spring? 1. No concern 2. Slightly concerned 3. Very concerned

58 Bull or Bear? The Great Debate Rahm vs. Jung Mosaic AgCollege Orlando, FL January 12, 2016 Dr. Michael R. Rahm Vice President Market and Strategic Analysis Andy Jung Director Market and Strategic Analysis Thank You for Your Business!